                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): AUGUST 20, 2002
                         Commission File Number: 0-29911


                           CALDERA INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                                    87-0662823
      (State or other jurisdiction of                      (IRS Employer
      incorporation or organization)                     Identification No.)


            355 SOUTH 520 WEST
               LINDON, UTAH                                    84042
 (Address of Principal Executive Offices)                    (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (801) 765-4999


                                       N/A
 (Former name, former address, and formal fiscal year, if changed since last report)





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                              ITEM 5. OTHER EVENTS


      Caldera International, Inc. ("Caldera") is filing this report in order to update certain information regarding its issued and outstanding common stock which is traded on the Nasdaq National Market under the symbol "CALD". As of August 20, 2002, there were 11,222,242 shares of Caldera's common stock outstanding.

      The following table sets forth, as of August 20, 2002, the number of shares of the common stock held of record or beneficially by each person who held of record or was known by us to own beneficially, more than 5% of the Company's stock, and the name and holdings of each director and named executive officer and of all executive officers and directors as a group.


                                   Number of Shares        Percent of
Name of Person or Group           Beneficially Owned         Class
-----------------------------   ---------------------   ---------------

PRINCIPAL STOCKHOLDERS:

The Canopy Group, Inc.              5,318,494                47.4%
333 South 520 West,
Suite 300
Lindon, Utah 84042

John R. Wall                          800,000                 7.1%
18807 Northeast 103rd Street
Redmond, Washington 98052

NAMED EXECUTIVE OFFICERS
  AND DIRECTORS:

Ralph J. Yarro, III                 5,366,169(1)             47.8%

Steve Cakebread                        19,572(2)              *

Edward E. Iacobucci                    35,000(3)              *

Darcy Mott                          5,318,831(4)             47.4%

R. Duff Thompson                            0(5)              *

Thomas P. Raimondi, Jr.                25,000(6)              *

Darl C. McBride                             0(7)              *

Robert K. Bench                       272,415(8)              2.4%

Sean Wilson                                 0(9)              *

Reginald Broughton                    165,000(10)             1.5%

Opinder Bawa                           15,000(11)             *

ALL OFFICERS AND
  DIRECTORS
  AS A GROUP (11 PERSONS)           5,888,713(12)            52.5%



                 (footnotes contained on the following page)

(1) Consists of options to purchase 37,500 shares of common stock, 10,000 shares acquired through an open-market purchase, 175 shares of common stock, and 5,318,494 shares of common stock held by The Canopy Group. Mr. Yarro is the President and Chief Executive Officer of The Canopy Group. Mr. Yarro disclaims beneficial ownership of the shares held by The Canopy Group except to the extent of his pecuniary interest therein.

(2)   Consists of options to purchase 19,572 shares of common stock.

(3) Consists of options to purchase 25,000 shares of common stock and 10,000 shares acquired through an open-market purchase.

(4) Consists of 337 shares of common stock and 5,318,494 shares of common stock held by The Canopy Group. Mr. Mott is the Vice President, Treasurer and Chief Financial Officer of The Canopy Group. Mr. Mott disclaims beneficial ownership of the shares held by The Canopy Group except to the extent of his pecuniary interest therein. Does not include options to purchase 45,000 shares of common stock granted to Mr. Mott in June 2002.

(5) Does not include options to purchase 45,000 shares of common stock granted to Mr. Thompson in November 2001.

(6)   Consists of options to purchase 25,000 shares of common stock.

(7) Does not include options to purchase 600,000 shares of common stock granted to Mr. McBride in June 2002.

(8) Consists of 165,000 shares of restricted common stock, 15,115 shares acquired through the Company's Employee Stock Purchase Program and 92,300 shares acquired in open-market purchases. Does not include options to purchase 92,500 shares of common stock granted to Mr. Bench in November 2001.

(9) Does not incloude options to purchase 110,000 shares of common stock granted to Mr. Wilson in July 2002.

(10) Consists of 165,000 shares of restricted common stock. Does not include options to purchase 38,000 shares of common stock granted to Mr. Broughton in November 2001.

(11) Consists of 15,000 shares of restricted common stock. Does not include options to purchase 110,000 shares of common stock granted to Mr. Bawa in November 2001 and July 2002.

(12)  See notes (1) through (12) as applicable.

                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 20, 2002                   CALDERA INTERNATIONAL, INC.


                                          By /s/ Robert K. Bench
                                             --------------------------
                                             Robert K. Bench
                                             (Chief Financial Officer
                                             Principal Financial and
                                             Accounting Officer)


















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